Exhibit 10.3

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 2

This Incremental Amendment No. 2, dated as of August 12, 2019 (this “Amendment”), to that certain First Lien Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Credit Agreement”; the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”), by and among Janus Intermediate, LLC, a Delaware limited liability company (“Holdings”), Janus International Group, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors party thereto, UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and the other financial institutions from time to time party thereto, is entered into by and among Holdings, the Borrower, the Subsidiary Guarantors party hereto, the Administrative Agent, each Additional Incremental Lender providing the Incremental Term Commitments (as defined herein) and each of the Lenders that executes and delivers a signature page to this Amendment (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”) in the form of Annex II hereto (a “Lender Consent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

RECITALS:

WHEREAS, pursuant to Section 2.15 and of the Credit Agreement, the Borrower has requested that certain Additional Incremental Lenders make Incremental Term Loans in an aggregate amount of $106,000,000 (the “2019-B Incremental Term Facility”) in order to (a) prepay in full all of the Second Lien Loans on the Second Amendment Effective Date (the “2019 Special Prepayment”) and (b) to pay for certain fees, expenses, premium and original issue discount payable in connection with this Amendment and the 2019 Special Prepayment (collectively, the “Incremental Transactions”);

WHEREAS, subject to the terms and conditions of the Amended Credit Agreement and pursuant to Section 2.15 thereof, and except as expressly otherwise set forth herein, immediately after giving effect to this Amendment, the 2019-B Term Loans (as defined below) shall be “Term Loans” for all purposes of and under the Credit Agreement and, except as otherwise expressly provided for in this Amendment, shall have the same terms and provisions, and shall constitute the same Tranche of Term Loans, as the Initial Term Loans for all purposes of and under the Amended Credit Agreement;

WHEREAS, the Additional Incremental Lenders party hereto are willing to provide the 2019-B Term Loans to the Borrower on the Second Amendment Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement;

WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein and each Consenting Lender that executes and delivers a Lender Consent will thereby agree to the terms of this Amendment and to the amendment of the Credit Agreement pursuant to Section 3 hereto.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS; INTERPRETATION; ETC. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is an “Incremental Amendment” and a “Loan Document”, each as defined in the Credit Agreement.

SECTION 2. 2019-B INCREMENTAL TERM FACILITY.

2.1 Subject to and upon the terms and conditions set forth herein, the parties hereto providing the 2019-B Incremental Term Facility as indicated on Annex I hereto (each, a “2019-B Incremental Lender”) hereby severally agree to make a term loan or term loans (each, a “2019-B Term Loan” and collectively, the “2019-B Term Loans”) to the Borrower, which 2019-B Term Loans (A) shall be incurred on the Second Amendment Effective Date, (B) shall be denominated in Dollars, (C) except as hereinafter provided or as otherwise provided in the Credit Agreement, shall, at the option of the Borrower, be maintained as, and/or converted into, Base Rate Loans or LIBOR Loans, and (D) shall be made by each such 2019-B Incremental Lender in that aggregate principal amount which does not exceed the commitment of such 2019-B Incremental Lender set forth opposite its name on Annex I attached hereto (such commitment for each such 2019-B Incremental Lender, the “2019-B Term Loan Commitment” and collectively, the “2019-B Term Loan Commitments”). The 2019-B Term Loan Commitments shall terminate upon the funding of the 2019- B Term Loans in accordance with the terms hereof.

2.2 The 2019-B Term Loans are “Incremental Term Loans” as contemplated by Section 2.15 of the Credit Agreement and shall be deemed to be “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents, constituting the same Class and Tranche as the Initial Term Loans and having terms and provisions identical to those applicable to the Initial Term Loans made pursuant to Section 2.01(a) of the Credit Agreement (after giving effect to the amendments contemplated by this Amendment) except as otherwise expressly provided in this Amendment.

2.3 Each 2019-B Incremental Lender hereby: (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make 2019-B Term Loan has been made available to such 2019-B Incremental Lender by the Administrative Agent; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Second Amendment Effective Date such 2019-B Incremental Lender shall be a “Lender” and an “Additional Incremental Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

2.4 The Borrower is incurring the 2019-B Incremental Term Facility in reliance on clauses (a)(i) and (b)(i)(x) of the definition of “Maximum Incremental Term Facilities Amount”.

2.5 The 2019-B Term Loans shall be allocated to each outstanding LIBOR Loan Borrowing of Initial Term Loans of the same Class on a pro rata basis, even though as a result thereof, such 2019-B Term Loans will have a shorter Interest Period than the Initial Term Loans included in the Borrowing of which they are part (and notwithstanding any provision in the Credit Agreement that would prohibit such an initial Interest Period).

2.6 As consideration for the 2019-B Incremental Lender providing the 2019-B Term Loans, the Borrower shall pay to the Administrative Agent, for the account of each of the 2019-B Incremental Lender on a pro rata basis in accordance with their final allocated 2019-B Term Loan Commitments, upfront fees in an amount equal to the amounts as separately agreed to by the Borrower and communicated to the 2019-B Incremental Lender by UBS Securities LLC (the “Upfront Fees”), which Upfront Fees shall be due and payable on, and subject to the occurrence of, the Second Amendment Effective Date; provided that such Upfront Fees may, at the election of the 2019-B Incremental Lender in consultation with the Borrower, be structured as OID.

2.7 All proceeds of the 2019-B Term Loans shall be applied to (a) prepay in full all of the Second Lien Loans outstanding prior to the Second Amendment Effective Date substantially concurrently with the funding of the 2019-B Term Loans and (b) to pay for certain fees, expenses, premium and original issue discount payable in connection with the foregoing.

2.8 Effective as of the Second Amendment Effective Date, except as set forth in this Amendment, (a) the 2019-B Term Loans shall be “Term Loans” and “Initial Term Loans” (under and as defined in the Credit Agreement after giving effect to this Amendment) and (b) this Amendment shall be an Incremental Amendment (under and as defined in the Credit Agreement).

SECTION 3. CREDIT AGREEMENT AMENDMENTS. Pursuant to Section 12.12(a) of the Credit Agreement, the Credit Agreement is hereby amended as follows:

3.1 The definitions of “2019-B Term Loans”, “2019-B Term Loan Commitment”, “Second Amendment” and “Second Amendment Effective Date” as follows below shall hereby be inserted into Section 1.01 of the Credit Agreement in the correct alphabetical order:

“2019-B Term Loans” shall mean the “Incremental Term Loans” made to the Borrower on the Second Amendment Effective Date pursuant to the Second Amendment.

“2019-B Term Loan Commitment” shall mean, for each 2019-B Incremental Lender (as defined in the Second Amendment), the amount set forth opposite such Lender’s name in Annex I of the Second Amendment directly below the column entitled “2019-B Term Loan Commitments” as terminated in accordance with the terms thereof. The aggregate amount of the 2019-B Term Loan Commitments as of the Second Amendment Effective Date is $106,000,000.

“Second Amendment” shall mean the Incremental Amendment No. 2, dated as of August 12, 2019, among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning specified in the Second Amendment.

3.2 The definitions of “Applicable Margin”, “Applicable Prepayment Percentage”, “Initial Term Loans”, “Repricing Transaction” and “Term Loan Commitments” in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety as follows:

“Applicable Margin” shall mean, at any date, (A) (1) with respect to each Initial Term Loan that is a Base Rate Loan, (i) prior to the Second Amendment Effective Date, 2.00% per annum and (ii) on and after the Second Amendment Effective Date (including with respect to each 2019-B Term Loans), 2.75% per annum and (2) with respect to each Initial Term

Loan that is a LIBOR Loan, (i) prior to the Second Amendment Effective Date, 3.00% per annum and (ii) on and after the Second Amendment Effective Date (including with respect to each 2019-B Term Loans), 3.75% per annum and (B) with respect to each Term B-2 Loan that is a Base Rate Loan, 3.50% per annum and with respect to each Term B-2 Loan that is a LIBOR Loan, 4.50% per annum.

“Applicable Prepayment Percentage” shall mean with respect to (i) the Term B-2 Loans, any Repricing Transaction occurring on or prior to the date that is twelve months after the First Amendment Effective Date, 1.00%, and thereafter, 0% and (ii) the Initial Term Loans, any Repricing Transaction occurring on or prior to the date that is six months after the Second Amendment Effective Date, 1.00% and thereafter, 0%.

“Initial Term Loan” shall have the meaning set forth in Section 2.01(a) and on and after the Second Amendment Effective Date shall include the 2019-B Term Loans incurred pursuant to the Second Amendment. The aggregate principal amount of Initial Term Loans after giving effect to the transactions contemplated by the Second Amendment and the 2019-B Term Loans incurred and funded on the Second Amendment Effective Date is $570,125,000.

“Repricing Transaction” shall mean, other than in the context of a transaction involving a Change of Control, sale of all or substantially all of the assets of Holdings and its Restricted Subsidiaries, a Qualified Public Offering or a Transformative Acquisition, the prepayment, refinancing, substitution or replacement of all or a portion of the Initial Term Loans or Term B-2 Loans, as applicable, with the incurrence by Holdings, the Borrower or any Subsidiary (or which occurs substantially concurrently with the receipt by Holdings and its Subsidiaries) of any term loans having an effective interest rate or weighted average yield at the time of incurrence thereof (with the comparative determinations to be made by the Administrative Agent in good faith in consultation with the Borrower in a manner consistent with the definition of “Yield”) that is less than the effective interest cost or weighted average yield (as determined by the Administrative Agent on the same basis) of such Initial Term Loans or Term B-2 Loans, as applicable, at the time of incurrence thereof, including, without limitation, as may be effected through any amendment to this Agreement the primary purpose of which is to, directly or indirectly, reduce the interest rate for, or weighted average yield of, such Initial Term Loans or Term B-2 Loans, as applicable.

“Term Loan Commitment” shall mean, for each applicable Lender, (i) the Initial Term Loan Commitment, (ii) the Term B-2 Commitment, (iii) the 2019-B Term Loan Commitment, (iv) the commitments in respect of Incremental Term Loans, if any, issued after the Second Amendment Effective Date pursuant to Section 2.15 or (v) the Other Term Commitments, if any, issued after the Closing Date pursuant to Section 2.17, as each may be modified pursuant to Section 2.16 or terminated or reduced in accordance with the terms hereof.

3.3 The defined term “Class” is hereby amended to add the following sentence after the last sentence thereof:

“For the avoidance of doubt, the 2019-B Term Loans incurred under the Second Amendment shall constitute the same Class as the “Initial Term Loans”, and 2019-B Term Loan Commitments shall constitute a “Term Loan Commitment”.”

3.4 The last sentence of the defined term “Lender” is hereby amended as follows:

“For the avoidance of doubt, each Lender making a Term B-2 Loan pursuant to the First Amendment or making a 2019-B Term Loan pursuant to the Second Amendment shall constitute a “Lender” hereunder and, after the First Amendment Effective Date and the Second Amendment Effective Date, as applicable, the Administrative Agent shall update and/or modify the Register to give effect to the First Amendment Effective Date and the Second Amendment Effective Date and the transactions contemplated by the First Amendment and the Second Amendment respectively.”

3.5 The defined term “Tranche” is hereby amended to add the following sentence after the last sentence thereof:

“For the avoidance of doubt, the 2019-B Term Loans incurred under the Second Amendment shall constitute the same Tranche as the “Initial Term Loans”.”

3.6 Section 1.02 of the Credit Agreement shall be amended to add the following new clause (r) immediately after clause (q) thereof:

“(r) For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.”

3.7 The first sentence of Section 2.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The principal amount of the Initial Term Loans of each Lender shall be repaid (i) on each Quarterly Payment Date, commencing with the last Business Day of the first full fiscal quarter of the Borrower and its Subsidiaries following the Closing Date, in an amount equal to 0.253164556962025% of the original principal amount of the Initial Term Loans outstanding on the Second Amendment Effective Date (after giving effect to the incurrence of 2019-B Term Loans) (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with this Section 2.04, Section 4.01, Section 4.02 or purchases in accordance with Section 12.04(a)(iv) or increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.15) and (ii) on the Initial Term Loan Maturity Date, the remaining outstanding principal balance.

3.8 Section 2.15 of the Credit Agreement shall be amended to add the following new clause (e) immediately after clause (d) thereof:

“(e) Each of the parties hereto hereby agrees that the Administrative Agent may permit the Borrower, with respect to the initial Borrowing of 2019-B Term Loans only, to enter into an Interest Period that is shorter than the Interest Period applicable to the Borrowing of Initial Term Loans outstanding immediately prior to the making of the 2019-B Term Loans in order to ensure that the Interest Period applicable to the initial Borrowing of 2019-B Term Loans ends on the same day as the Interest Period applicable to the borrowing of all other Initial Term Loans (and not withstanding any other provision of this Agreement that would prohibit such an Interest Period).”

3.9 Section 4.01(c) of the Credit Agreement shall be amended by (1) adding a clause “(i)” at the beginning thereof, (2) replacing the reference to “Section 4.01(c)” with “Section 4.01(c)(i)” in the proviso thereof and (3) adding the following clause (ii) at the end of the last sentence thereof, that shall be as follows:

“(ii) If the Borrower (x) prepays, refinances, substitutes or replaces any Initial Term Loans in connection with a Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, then the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Lenders holding Initial Term Loans immediately prior to the consummation of such Repricing Transaction (including each Lender holding Initial Term Loans immediately prior to the consummation of such Repricing Transaction that withholds its consent to such Repricing Transaction and is replaced as a Replaced Lender under Section 2.14), (I) in the case of clause (x), a prepayment premium equal to the Applicable Prepayment Percentage of the aggregate principal amount of the Initial Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to the Applicable Prepayment Percentage of the aggregate principal amount of the applicable Initial Term Loans immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction (as applicable, the “Prepayment Fees”); provided that, for the avoidance of doubt, the Borrower shall not be subject to the requirements of this Section 4.01(c)(ii) with respect to any Repricing Transaction occurring after the date that is six months after the Second Amendment Effective Date.”

SECTION 4. CONDITIONS PRECEDENT.

4.1 Conditions Precedent to Effectiveness. This Amendment and the obligations of the 2019-B Incremental Lenders to provide the 2019-B Term Loans are subject to the satisfaction or waiver in accordance with Section 12.12 of the Credit Agreement, prior or concurrently with the making of such 2019-B Term Loans, of the following conditions precedent (upon satisfaction or waiver of such conditions, such date being referred to herein as the “Second Amendment Effective Date”):

(i) The Administrative Agent shall have received all fees and other amounts previously agreed in writing by the Administrative Agent (or any of its affiliates) and the Borrower to be due and payable on or prior to the Second Amendment Effective Date in the amounts and at the times so specified, including the payment of the Upfront Fee and reimbursement or payment of all reasonable and documented or invoiced out-of-pocket expenses (which, in the case of legal fees, shall be limited to the reasonable and documented or invoiced fees, disbursements and other charges of one primary outside counsel and of any relevant local counsel to the Administrative Agent and Lenders, taken as a whole) required to be reimbursed or paid by any Loan Party under any letter agreement previously entered into among UBS Securities LLC and the Borrower, in each case, for which reasonably detailed invoices have been presented to Borrower at least two (2) Business Days prior to the Second Amendment Effective Date.

(ii) The representations and warranties set forth in Section 5 of this Amendment and Article V of the Credit Agreement shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

(iii) The Administrative Agent and the 2019-B Incremental Lender shall have received, at least three Business Days (or such shorter period as otherwise agreed) prior to the Second Amendment Effective Date, all documentation and other information about the Borrower and the Subsidiary Guarantors as has been reasonably requested in writing at least ten (10) days prior to the Second Amendment Effective Date by the Administrative Agent and such 2019-B Incremental Lenders that they reasonably determine is required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and if the Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230, a beneficial ownership certification in relation to the Borrower.

(iv) The Administrative Agent shall have received, a legal opinion of (x) Kirkland & Ellis LLP, special counsel to the Loan Parties and (y) Stanley, Esrey & Buckley, LLP, special Georgia counsel to the Loan Parties, each of which opinions shall be addressed to the Administrative Agent, the Collateral Agent and the Lenders, dated as of the Second Amendment Effective Date and shall be in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by the Borrower, Holdings, each Subsidiary Guarantor, the Administrative Agent, the 2019-B Incremental Lenders and the Lenders constituting the Required Lenders.

(vi) The Administrative Agent shall have received a certificate of each Loan Party, dated the Second Amendment Effective Date signed by the secretary or any assistant secretary of such Loan Party and attested to by an Authorized Officer of such Loan Party, with the following insertions and attachments: (i) certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar Organizational Document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar Organizational Document of each Loan Party certified as being in full force and effect on the Second Amendment Effective Date and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization as of a recent date.

(vii) At the time of, and immediately after giving effect to, the Borrowing of 2019-B Term Loans and the use of proceeds thereof, no Default or Event of Default shall have occurred and be continuing or resulted therefrom.

(viii) The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed on behalf of each of Borrower and Holdings, as applicable, certifying on behalf of the Borrower and Holdings that the conditions precedent set forth in paragraphs (ii) and (vii) of this Section 4 have been satisfied or waived on such date.

(ix) The Administrative Agent shall have received a solvency certificate from the chief financial officer (or a similar Authorized Officer) of the Borrower and Holdings in the form of Exhibit J to the Credit Agreement, which certifies that the Borrower and Holdings and its Restricted Subsidiaries, on a consolidated basis, are, and immediately after giving effect to the Incremental Transactions, will be, Solvent.

(x) The Administrative Agent shall have received a Notice of Borrowing with respect to the 2019-B Term Loans in the form hereto as Annex III.

SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders (including the 2019-B Incremental Lender) to enter into this Amendment and to make the 2019- B Term Loans, each of the Loan Parties hereby jointly and severally represents and warrants to the Administrative Agent and the Lenders (including the 2019-B Incremental Lenders), as of the Second Amendment Effective Date that, both before and after giving effect to this Amendment, the following statements are true and correct in all material respects:

5.1 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and to authorize the transactions contemplated hereby. This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.2 No Legal Bar; Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.3 Consents. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4 Use of Proceeds. The proceeds of the 2019-B Term Loans shall be used solely to consummate the Incremental Transactions.

SECTION 6. EFFECT ON THE CREDIT AGREEMENT

6.1 Notwithstanding anything herein or in any other Loan Document to the contrary, each of the parties hereto acknowledge that the 2019-B Incremental Term Facility will be incurred in reliance on clauses (a)(i) and (b)(i)(x) of the definition of “Maximum Incremental Term Facilities Amount” and the 2019 Special Prepayment will be made in reliance on Section 8.07(d)(ii) of the Credit Agreement and by delivery of their respective Lender Consents, the Consenting Lenders constituting at least the Required Lenders shall be deemed to have consented to, approved, accepted and be satisfied with Incremental Transactions made in reliance on such provisions.

6.2 Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document.

6.3 This Amendment shall be deemed to be a “Loan Document” as defined in the Credit Agreement.

SECTION 7. REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS. Each Loan Party has (i) (other than the Borrower) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations within the Credit Agreement, under the Security Documents to which it is a party. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to this Amendment to be entered into on the date hereof. Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document) and (ii) grants to the Administrative Agent for the benefit of the Lenders a continuing lien on and security interest in and to such Loan Party’s right, title and interest in, to and under all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise).

Each Loan Party acknowledges and agrees that (i) any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the 2019-B Incremental Lenders and (iii) from and after the date hereof, all 2019-B Term Loans and all obligations in respect thereof shall be deemed to be “Obligations” under the Credit Agreement.

SECTION 8. MISCELLANEOUS.

8.1 Notice. For purposes of the Credit Agreement, the initial notice address of each 2019-B Incremental Lender shall be as set forth below its signature hereto.

8.2 Non-U.S. Lenders. Each 2019-B Incremental Lender that is not a U.S. person (as defined in Section 7701(a)(30) of the Code), if any, shall have delivered to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such 2019-B Incremental Lender may be required to deliver to Administrative Agent pursuant to Section 4.04(b) of the Credit Agreement.

8.3 Recordation of the 2019-B Term Loans. Upon execution and delivery hereof, and the funding of the 2019-B Term Loans, the Administrative Agent will record in the Register the 2019-B Term Loans made by the 2019-B Incremental Lenders.

8.4 Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

8.5 Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8.6 Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

8.7 Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS, THE BORROWER OR ANY OTHER LOAN PARTY IN ANY OTHER JURISDICTION.

8.8 Waiver of Objection to Venue and Forum Non Conveniens. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION 8.7 ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.9 WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

8.10 Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.11 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart by facsimile or electronic transmission (including “.pdf”, “tif” or similar format) shall be as effective as delivery of an original executed counterpart.

8.12 Headings. The headings for the several sections and subsections in this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

BORROWER:	JANUS INTERNATIONAL GROUP, LLC

	By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

HOLDINGS:	JANUS INTERMEDIATE, LLC

	By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

SUBSIDIARY GUARANTORS:	U.S. DOOR & BUILDING COMPONENTS, LLC

	By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

STEEL DOOR DEPOT.COM, LLC

	By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

JANUS HOLDINGS, LLC

	By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

[Signature Page to Incremental Amendment No. 2]

JANUS DOOR, LLC

By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

JANUS COBB HOLDINGS, LLC

By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

ASTA INDUSTRIES, INC.

By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

ATLANTA DOOR CORPORATION

By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

NOKE, INC.

By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

BETCO INC.

By:	/s/ David B. Curtis
Name David B. Curtis
Title: Chief Executive Officer

[Signature Page to Incremental Amendment No. 2]

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Nima Gandhi
Name: Nima Gandhi
Title: Associate Director

[Signature Page to Incremental Amendment No. 2]

UBS AG, STAMFORD BRANCH, as 2019-B Incremental Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Nima Gandhi
Name: Nima Gandhi
Title: Associate Director

[Signature Page to Incremental Amendment No. 2]